UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2016

Adeptus Health Inc.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36520 (Commission File Number)	46-5037387 (IRS Employer Identification No.)

2941 Lake Vista Drive Lewisville, Texas	75067
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 899-6666

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 2, 2016, Adeptus Health Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., as the underwriter (the “Underwriter”), and SCP III AIV THREE-FCER Conduit, L.P., an affiliate of Sterling Partners (the “Selling Stockholder”), relating to the offering and sale by the Company of 1,543,162 shares and by the Selling Stockholder of 906,838 shares of the Company’s Class A common stock, par value $0.01 per share, pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-205753), filed on July 20, 2015, as supplemented by the prospectus supplement dated June 2, 2016. The offering price to the public was $62.00 per share, and the Underwriter agreed to purchase the shares from the Company and the Selling Stockholder at a price of $60.5275 per share. The Company and the Selling Stockholder also granted the Underwriter an option to purchase up to 367,500 additional shares, 231,057 from the Company and 136,443 from the Selling Stockholder. On June 6, 2016, the Underwriter exercised this option in full.

The Underwriting Agreement contains certain representations, warranties, covenants and conditions. It also provides that the Company will indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriter may be required to make because of any of those liabilities.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01 Other Events.

The underwritten offering by the Company and the Selling Stockholder of an aggregate of 2,817,500 shares of the Company’s Class A common stock closed on June 8, 2016. The Company intends to use the net proceeds from this offering to purchase, for cash, 1,774,219 limited liability company units of Adeptus Health LLC, its direct subsidiary, from certain of the unit holders of Adeptus Health LLC, including certain of its directors and executive officers. The Company did not receive any of the proceeds from the sale of shares of the Company’s Class A common stock by the Selling Stockholder.  In connection with this offering, the legal opinion as to the legality of the shares is filed herewith as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of June 2, 2016, by and among Adeptus Health Inc., SCP III AIV THREE-FCER Conduit, L.P. and Goldman, Sachs & Co.

5.1	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adeptus Health Inc.
(Registrant)

	By:	/s/ Timothy L. Fielding
	Name:	Timothy L. Fielding
	Title:	Chief Financial Officer

June 8, 2016

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of June 2, 2016, by and among Adeptus Health Inc., SCP III AIV THREE-FCER Conduit, L.P. and Goldman, Sachs & Co.

5.1	Opinion of Simpson Thacher & Bartlett LLP.

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1).